Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024
Pacer US Cash Cows 100 ETF (COWZ)
Pacer US Small Cap Cash Cows ETF (CALF)
(each, a “Fund” and together, the “Funds”)
PACER FUNDS TRUST (THE “TRUST”)
Supplement dated March 10, 2025 to
the Prospectus and Statement of Additional Information, each dated August 31, 2024, as each may be supplemented from time to time

Effective immediately, the Pacer US Small Cap Cash Cows 100 ETF has changed its name to Pacer US Small Cap Cash Cows ETF.
Effective immediately, shares of the Funds are offered in a separate Prospectus and Statement of Additional Information dated March 10, 2025.

Please retain this Supplement for future reference.